UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2026
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Cohen & Steers Income Opportunities REIT, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Maryland	333-288734	88-3609651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)
1166 Avenue of the Americas
New York, New York 10036
(Address of Principal Executive Offices) (Zip Code)
(212) 832-3232
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02.    Unregistered Sales of Equity Securities.
On March 2, 2026, Cohen & Steers Income Opportunities REIT, Inc. issued the following shares:

Common Shares	Number of Shares Sold	Aggregate Consideration (1)
Class P	112,907	$1,300,000
Class B	301,364	$3,387,000
Class R-I	93,438	$1,050,000
Class R-S	11,153	$125,000
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(1)There were no upfront selling commissions this month.
The offer and sale of these shares were exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) and Regulation D promulgated thereunder.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHEN & STEERS INCOME OPPORTUNITIES REIT, INC.

Date:	March 5, 2026

		By:	/s/ Arjun Mahalingam
		Name:	Arjun Mahalingam
		Title:	Chief Financial Officer & Treasurer